ETFMG Drone Economy Strategy ETF (IFLY)
a series of ETF Managers Trust

September 17, 2019

Supplement to the
Prospectus and Summary Prospectus
each dated January 31, 2019

Effective immediately, the tenth paragraph under "Principal Investment Strategies" is revised to read as follows:

The Index has a quarterly review in March, June, September, and December of each year at which times the Index is reconstituted and rebalanced. Component changes are made after the market close on the third Friday of March, June, September, and December and become effective at the market opening on the next trading day.

Please retain this Supplement with your Prospectus and Summary Prospectus for future reference.